EXHIBIT 99.1

News Release FOR IMMEDIATE RELEASE

Investor Contact: Susan Noonan SA Noonan Communications 212.966.3650 susan@sanoonan.com

MERGE HEALTHCARE REPORTS RECORD SALES
IN THE FIRST QUARTER

Company generates $54 million of pro-forma revenue

Chicago, IL – May 3, 2011 – Merge Healthcare Incorporated (NASDAQ: MRGE), a global corporation dedicated to health IT interoperability solutions, today announced financial results for the first quarter of 2011.

-	Revenue grew to $52.7 million ($54.0 million on a pro forma basis) in the quarter, compared to $20.0 million in the first quarter of 2010

-	Adjusted EBITDA was $13.2 million, representing 25.0% of revenue (24.4% on a pro forma basis) in the quarter compared to $5.6 million and 27.9% in the first quarter of 2010

-	Cash from core business operations increased to $8.9 million in the quarter, compared to $0.8 million in the first quarter of 2010

-	Announced signing of first client for Meaningful Use upgrade of Merge radiology platform

"Merge delivered a very strong Q1 performance with record sales, while at the same time we positioned our portfolio to help our customers achieve Meaningful Use,” said Jeff Surges, Merge’s Chief Executive Officer. “During the quarter, we added significant talent to our organization through our ongoing investment in sales and marketing teams, which is expanding market awareness for our solutions.”

Quarter Results:
Results compared to the same quarter in the prior year are as follows (in millions, except per share data):

	Q1 2011	Q1 2010
Net sales	$52.7	$20.0
Operating income (loss)	5.8	(3.2)
Net loss available to common shareholders	(3.2)	(3.2)
Net loss per diluted share	$(0.04)	$(0.04)

Cash balance at period end	$47.7	$15.8
Cash from core business operations*	8.9	0.8

*	See table at the back of this earnings release.

Pro forma results and other, non-GAAP measures compared to the same quarter in the prior year are as follows (in millions, except percentages and per share data):

	Q1 2011	Q1 2010
Pro forma results
Net sales	$54.0	$50.3
Adjusted net income	2.3	1.9
Adjusted EBITDA	13.2	12.7

Adjusted net income per diluted share	$0.03	$0.02
Adjusted EBITDA per diluted share	$0.15	$0.15

Non-GAAP and other measures**
Recurring revenue as % of net sales	~65%	~55%
Non-recurring backlog at period end	$42.3	$8.9
Days sales outstanding	91	94

** Q1 2010 measures are Merge stand-alone metrics.

Reconciliation of GAAP net income to adjusted net income and adjusted EBITDA is included after the financial information, below.

Explanation of Non-GAAP Financial Measures

Merge Healthcare reports its financial results in accordance with generally accepted accounting principles, or GAAP. This press release includes certain non-GAAP financial measures to supplement its GAAP information. Non-GAAP measures are not an alternative to GAAP and may be different from non-GAAP measures used by other companies. A quantitative reconciliation of GAAP net income available to common shareholders to adjusted net income and adjusted EBITDA is included after the financial information included in this press release.

Management believes that the presentation of non-GAAP results, when shown in conjunction with corresponding GAAP measures, provides useful information to it and investors regarding financial and business trends related to results of operations, because certain charges, costs and expenses reflect events that are not essential to recurring business operations. In addition, management believes these non-GAAP measures provide investors useful information regarding the underlying performance of the post-acquisition business operations when compared to the pre-acquisition results of Merge and any significant acquired company.  Purchase accounting adjustments made in accordance with GAAP can make it difficult to make meaningful comparisons of the underlying operations of the business without considering the non-GAAP adjustments that are provided and discussed herein. Further, management believes that these non-GAAP measures improve its and investors’ ability to compare Merge’s financial performance with other companies in the technology industry. Management also uses financial statements that exclude these charges, costs and expenses for its internal budgets.  While GAAP results are more complete, these supplemental metrics are offered since, with reconciliations to GAAP, they may provide greater insight into our financial results. Management does not intend the presentation of these non-GAAP financial measures to be considered in isolation or as a substitute for results prepared in accordance with GAAP.

Additional information regarding the non-GAAP financial measures presented is as follows:

-
Pro forma revenue consists of GAAP revenue as reported, adjusted to reflect the acquisition of AMICAS as if it had occurred at the beginning of the respective periods presented and to add back the acquisition related sales adjustment (for all significant acquisitions) booked for GAAP purposes.

-
Recurring revenue is generated from agreements that generally contain a stated annual amount and which we have a high likelihood of renewing each year.  More specifically, this includes revenue generated from our DICOM toolkit and eFilm Workstation® product lines, long-term contracts associated with our Sales as a Service (SaaS) related offerings, and EDI and maintenance contracts across the entire business.

-
Non-recurring revenue backlog represents revenue that we anticipate recognizing in future periods from signed customer contracts as of the end of the period presented.  Non-recurring revenue is comprised of all other sources of revenue not included as recurring revenue, primarily from perpetual software licenses, hardware and professional services (including installation, training and consultative engineering services).

-
Adjusted net income consists of GAAP net income available to common stockholders, adjusted to reflect the acquisition of AMICAS as if it had occurred at the beginning of the respective period presented and, to the extent such items occurred in the periods presented, excludes (a) one-time preferred stock deemed dividend at issuance date, (b) one time income tax benefit, (c) impairment of investments, (d) sale of non-core patents, (e) acquisition-related costs, (f) restructuring and other costs, (g) stock-based compensation expense, (h) acquisition-related amortization, and (i) acquisition-related cost of sales adjustments and adds back (j) the acquisition-related sales adjustments.

-
Adjusted EBITDA adjusts GAAP net income available to common stockholders for the items considered in adjusted net income as well as (a) remaining depreciation and amortization, (b) net interest expense, (c) non-cash preferred stock dividends and (d) income tax expense (benefit).

-
Cash from core business operations reconciles the cash generated from such operations to the change in GAAP cash balance for the period by reflecting payments of liabilities associated with our acquisitions, payments of acquisition related fees, interest payments and other payments and receipts of cash not generated by the core business operations.

Management has excluded certain items from non-GAAP adjusted net income because it believes (i) the amount of certain expenses in any specific period may not directly correlate to the underlying performance of business operations and (ii) the adjustment facilitates comparisons of pre-acquisition results to post-acquisition results.  In addition, the following adjustments are described in more detail below:

-
Acquisition-related amortization expense is a non-cash expense arising from the acquisition of intangible assets in connection with significant acquisitions. Management excludes acquisition-related amortization expense from non-GAAP net income because it believes such expenses can vary significantly between periods as a result of new acquisitions and full amortization of previously acquired intangible assets.

-
Stock-based compensation expense is a non-cash expense arising from the grant of stock awards to employees and is excluded from non-GAAP net income because management believes such expenses can vary significantly between periods as a result of the timing of grants of new stock-based awards, including grants to new employees resulting from acquisitions.

-
Acquisition related sales and costs of sales adjustments reflect the fair value adjustment to deferred revenues acquired in connection with significant acquisitions. The fair value of deferred revenue represents an amount equivalent to the estimated cost plus an appropriate profit margin to perform services-related software and product support, which assumes a legal obligation to do so, based on the deferred revenue balances as of the date the acquisition of a significant company was completed. Management adds back this deferred revenue adjustment, net of related costs, for non-GAAP revenue and non-GAAP net income because it believes the inclusion of this amount directly correlates to the underlying performance of operations and facilitates comparisons of pre-acquisition to post-acquisition results.

Notice of Conference Call:

Merge will host a conference call on Tuesday, May 3, 2011, at 8:30 am EDT to discuss its financial results for the first quarter 2011. Jeff Surges, CEO, and Steve Oreskovich will co-chair the call. Investors can listen to the conference call live via telephone by dialing 800.221.2015 (US and Canada) or 706.634.2159 (International), and referencing Conference ID Number 61977854. Alternatively, the call can be accessed over the Internet at Merge Healthcare Web Cast. The conference call will be recorded and the recording may be found via the internet shortly after the call at http://www.merge.com/investor/conferencecall.asp.

Merge Healthcare develops and integrates information technology to create a better electronic healthcare experience. Merge products, ranging from standards-based development toolkits to sophisticated clinical applications, have been used by healthcare providers, vendors and researchers worldwide for over 20 years. Additional information can be found at www.merge.com.

# # #

Cautionary Notice Regarding Forward-Looking Statements

This news release contains "forward-looking statements," including statements which are related to future, not past, events. Forward-looking statements usually describe expected future business and financial outlook or performance, and often contain words such as “will,” “believes,” “intends,” “anticipates,” “expects,” "plans," "seeks," “see” and similar expressions. Forward-looking statements, by their nature, address matters that are, to varying degrees, uncertain and subject to various known and unknown risks. For Merge, particular uncertainties and risks that could cause actual results to differ materially from post-merger forward-looking statements include, among other issues: the successful integration of companies we acquire; achieving certain post-acquisition synergies; the market acceptance of implemented product solutions; market acceptance and performance of Merge’s products and services; the impact of competitive products and pricing; possible delays in the implementation of its managed services offering; the risks and effects of its recent changes in its executive and Board leadership, including the costs and expenses related to severance payments made to departing officers; the risks and effects of its recent securities issues, including the issuance of certain senior secured notes; the past restatement of its financial statements and other actions that may be taken or required as a result of such restatement; its ability to generate sufficient cash from operations to meet future operating, financing and capital requirements, including repayment obligations with respect to its outstanding indebtedness; risks associated with its prior delays in filings with the SEC or its ability to continue to meet the listing requirements of The NASDAQ Global Select Market; the costs, risks and effects of various pending legal proceedings; and other risk factors detailed in its filings with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date the statement was made. Merge does not undertake any obligation to update forward-looking statements or any of risks, uncertainties and other factors.

MERGE HEALTHCARE INCORPORATED AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)

	March 31,	December 31,
	2011	2010
	(Unaudited)
Current assets:
Cash (including restricted cash)	$47,736	$41,029
Accounts receivable, net	54,418	53,254
Inventory	3,612	3,486
Prepaid expenses	3,223	4,191
Deferred income taxes	2,545	2,545
Other current assets	13,705	9,336
Total current assets	125,239	113,841

Property and equipment, net	4,900	5,772
Purchased and developed software, net	25,120	26,619
Other intangible assets, net	47,043	48,957
Goodwill	170,079	169,533
Deferred tax assets	16,394	17,006
Other	12,748	14,660
Total assets	$401,523	$396,388

Current liabilities:
Accounts payable	$20,433	$18,370
Interest payable	9,792	3,917
Accrued wages	4,371	4,304
Restructuring accrual	1,225	1,707
Other accrued liabilities	6,874	6,875
Deferred revenue	45,877	49,876
Total current liabilities	88,572	85,049

Notes payable	195,292	195,077
Deferred revenue	5,814	3,809
Income taxes payable	5,683	5,683
Other	1,683	1,964
Total liabilities	297,044	291,582

Total shareholders' equity	104,479	104,806
Total liabilities and shareholders' equity	$401,523	$396,388

MERGE HEALTHCARE INCORPORATED AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)
(unaudited)

	Three Months Ended
	March 31,
	2011	2010
Net sales
Software and other	$18,671	$9,365
Professional services	8,400	3,745
Maintenance and EDI	25,601	6,860
Total net sales	52,672	19,970
Cost of sales
Software and other	6,577	704
Professional services	5,063	2,997
Maintenance and EDI	7,964	1,497
Depreciation and amortization	2,499	1,218
Total cost of sales	22,103	6,416
Gross margin	30,569	13,554
Operating costs and expenses:
Sales and marketing	8,693	2,819
Product research and development	6,752	3,256
General and administrative	6,590	3,851
Acquisition-related expenses	104	5,938
Restructuring and other expenses	(36)	-
Depreciation and amortization	2,650	840
Total operating costs and expenses	24,753	16,704
Operating income (loss)	5,816	(3,150)
Other expense, net	(6,560)	46
Loss before income taxes	(744)	(3,104)
Income tax expense	845	48
Net loss	(1,589)	(3,152)
Less: preferred stock dividends	1,566	-
Net loss available to common shareholders	$(3,155)	$(3,152)

Net loss per share - basic	$(0.04)	$(0.04)
Weighted average number of common
shares outstanding - basic	84,208,907	74,801,177

Net loss per share - diluted	$(0.04)	$(0.04)
Weighted average number of common
shares outstanding - diluted	84,208,907	74,801,177

MERGE HEALTHCARE INCORPORATED AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
(unaudited)

		Three Months Ended
		March 31,
		2011	2010
Cash flows from operating activities:
Net loss		$(1,589)	$(3,152)
Adjustments to reconcile net loss to net cash provided by
(used in) operating activities:
Depreciation and amortization		5,149	2,058
Share-based compensation		1,062	354
Change in contingent consideration for acquisitions		-	165
Amortization of notes payable issuance costs & discount		569	-
Provision for doubtful accounts receivable and sales returns,
net of recoveries		428	55
Deferred income taxes		612	-
Net change in assets and liabilities (net of effects of acquisitions)		670	(4,082)
Net cash provided by (used in) operating activities		6,901	(4,602)
Cash flows from investing activities:
Cash paid for acquisitions, net of cash acquired		-	(1,350)
Purchases of property, equipment and leasehold improvements		(284)	(555)
Change in restricted cash		800	42
Preferred stock deposits in escrow		-	(25,700)
Net cash provided by (used in) investing activities		516	(27,563)
Cash flows from financing activities:
Note and stock issuance costs paid		-	(1,551)
Proceeds from exercise of stock options and employee stock
purchase plan		90	31
Principal payments on capital leases		-	(57)
Preferred stock deposits		-	30,000
Net cash provided by financing activities		90	28,423
Net increase (decrease) in cash		7,507	(3,742)
Cash and cash equivalents, beginning of period (net of restricted cash)	(1)	39,382	19,062
Cash and cash equivalents, end of period (net of restricted cash)	(2)	$46,889	$15,320

(1) Restricted cash of $1,647 and $559 as of December 31, 2010 and 2009, respectively.
(2) Restricted cash of $847 and $517 as of March 31, 2011 and 2010, respectively.

MERGE HEALTHCARE INCORPORATED AND SUBSIDIARIES
RECONCILIATION OF NET LOSS AVAILABLE TO COMMON SHAREHOLDERS TO ADJUSTED EBITDA
(in thousands)
(unaudited)
	Three Months Ended
	March 31,
	2011	2010
Net loss available to common shareholders	$(3,155)	$(3,152)
Acquisition related costs	104	5,938
Restructuring and other	(36)	-
Stock-based compensation expense	1,062	354
Amortization of significant acquisition intangibles	3,088	501
Acquisition-related sales adjustments	1,337	328
Acquisition-related cost of sales adjustments	(72)	-
Adjusted net income	$2,328	$3,969
Depreciation and amortization	2,061	1,557
Net interest expense	6,354	(10)
Non-cash preferred stock dividend	1,566	-
Income tax expense (benefit)	845	48
Adjusted EBITDA	$13,154	$5,564

Adjusted net income per share - diluted	$0.03	$0.05
Adjusted EBITDA per share - diluted	$0.15	$0.07

Fully diluted shares (if net income)	86,391,245	76,508,293

	Pro Forma Three Months Ended March 31,
	2011	2010
Net loss available to common shareholders	$(1,890)	$(1,130)
Acquisition related costs	104	255
Restructuring and other	(36)	-
Stock-based compensation expense	1,062	354
Amortization of significant acquisition intangibles	3,088	2,432
Adjusted net income (loss)	$2,328	$1,911
Depreciation and amortization	2,061	2,545
Net interest expense	6,354	6,558
Non-cash preferred stock dividend	1,566	1,566
Income tax expense (benefit)	845	94
Adjusted EBITDA	$13,154	$12,674

Adjusted net income (loss) per share - diluted	$0.03	$0.02
Adjusted EBITDA per share - diluted	$0.15	$0.15

Fully diluted shares (if net income)	86,391,245	84,023,293

MERGE HEALTHCARE INCORPORATED AND SUBSIDIARIES
CASH FROM CORE BUSINESS OPERATIONS
(unaudited)

	Three Months Ended March 31,
	2011	2010
	(amounts in millions)
Cash received from (paid for):
Acquisitions	$-	$(1.4)
Restructuring initiatives	(0.6)	(0.4)
Acquisition related costs	(0.4)	(4.9)
Preferred stock deposits, net of escrow	-	4.3
Debt and equity issuance costs	-	(1.6)
Property and equipment purchases	(0.3)	(0.6)
Settlements with former officers	(0.9)	-
Core business operations	8.9	0.8
Increase (decrease) in cash	$6.7	$(3.8)